SCUDDER PATHWAY SERIES

                         SUPPLEMENT TO THE STATEMENT OF
                  ADDITIONAL INFORMATION DATED JANUARY 1, 1999

                           --------------------------

The following text replaces the disclosure in the section entitled "The Underlying Scudder Funds" regarding Scudder Development Fund on page 9:

Scudder Development Fund seeks long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. The Fund generally invests in equity securities, including common stocks and convertible securities, of companies that the Adviser believes have the potential for above-average revenue, earnings, business value and/or cash flow growth. To help reduce risk, the Fund allocates its investments among many companies. In selecting industries and companies for investment, the Adviser may consider many factors, including overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.

         Scudder Development Fund may for temporary defensive purposes invest without limit in cash and may invest in high quality debt securities without equity features, U.S. Government securities and money market instruments which are rated in the two highest categories by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, are deemed by the Adviser to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, convertible bonds, preferred stocks, illiquid securities, reverse repurchase agreements and repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

The following text replaces the disclosure in the section entitled "The Underlying Scudder Funds" regarding Value Fund - Scudder Shares on page 15:

Value Fund - Scudder Shares seeks to provide long-term growth of capital through investment in undervalued equity securities. The Fund invests primarily in common stocks of larger, established domestic companies with market capitalizations of at least $1 billion that the Fund's portfolio management team believes are undervalued in the marketplace. The Fund invests at least 80% of its assets in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund may invest up to 20% of its total assets in debt obligations, including zero coupon securities, may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions including derivatives for hedging purposes and to seek to increase gain. The debt securities in which the Fund may be invested may be rated below investment-grade, although the Fund will invest no more than 10% of its net assets in securities rated B or lower by S&P or Moody's, and may not invest more than 5% of its net assets in securities rated C by Moody's or D by S&P.

         Value Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities and may engage in securities lending.

July 26, 1999